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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  November 26, 2007

                             REGENT TECHNOLOGIES, INC.
               (Exact name of registrant as specified in charter)

         Colorado                       000-09519                84-0807913
(State or other jurisdiction           (Commission             (IRS Employer
     of incorporation)                 File Number)          Identification No.)

                            6727 Hillcrest Ave., Suite E
                               Dallas, Texas 75205
                    (Address of principal executive offices)

                                 (214) 507 9507
              (Registrant's telephone number, including area code)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Director Restricted Stock Awards

On November 26, 2007, the Board of Directors of the Company approved Restricted Stock Awards in the form of stock grant agreements for each Director as partial consideration for service as Directors of the Company and a Company subsidiary. Each grant is for up to 500,000 shares of the Company's restricted common stock issued as Rule 144 securities. The grants will vest over 36 months from the date of first service as a Director as follows: (a) upon the execution of the stock grant agreement, the initial stock grant shall be the greater of 25,000 shares or a quantity of shares equal to the product of 500,000 multiplied by the ratio of months served through June 30, 2007 divided by 36, and (b) beginning December 31, 2007, the stock grants shall vest in increments of 75,000 shares every six months if the participant is continuing to serve as a Director with the final distribution of the balance of 500,000 shares vesting and granted as of December 31, 2009.

The Directors of the Company are David A. Nelson, Dr. David L. Ramsour, and Philip G. Ralston. The Directors of the Company's subsidiary, Regent GLSC Technologies, Inc., are David A. Nelson, Philip G. Ralston and Douglas R. Baum. Upon execution of the agreements, Mr. Nelson will receive 500,000 shares for service as a Director since 2003, and Mr. Ralston will receive 55,556 shares for four months service prior to June 30, 2007. Also, for service prior to June 30, 2007, Dr. Ramsour will receive 41,667 shares and Mr. Baum will receive 25,000 shares.

The Director Restricted Stock Awards are issued to Directors as a non-employee grant as there are no employees receiving compensation at this time. The grants are issued without general advertising or solicitation pursuant to the exemption from registration provided by Section 4(2) of the Securities Act of 1933.


Item 9.01.

Financial Statements and Exhibits.

(d)  Exhibits

10.1 Form of Restricted Stock Award


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 10, 2007

                               REGENT TECHNOLOGIES, INC.


                               By: /s/ David A. Nelson
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                                       David A. Nelson
                                       President and Chief Executive Officer